UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

KURA ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37620	61-1547851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 High Bluff Drive, Suite 400, San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 500-8800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KURA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 8, 2025, our Board of Directors (the “Board”), upon the recommendation of the Compensation Committee of the Board, amended the Kura Oncology, Inc. Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”), subject to stockholder approval, to, among other things, increase the number of shares of our common stock authorized for issuance under the 2014 Plan by 4,750,000 shares (the “Amended 2014 Plan”). On June 5, 2025, our stockholders approved the Amended 2014 Plan.

A complete copy of the Amended 2014 Plan is filed herewith as Exhibit 99.1. The above summary of the Amended 2014 Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2025, we held our Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 7, 2025, the record date for the Annual Meeting, there were 80,777,643 shares of common stock outstanding, of which 70,634,576 shares of common stock were present virtually or represented by proxy at the Annual Meeting.

At the Annual Meeting, stockholders:

(1) elected Helen Collins, M.D., Thomas Malley and Carol Schafer as Class II directors to hold office until our 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;

(2) ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

(3) approved, on an advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement; and

(4) approved our Amended 2014 Plan.

The following sets forth detailed information regarding the final results of the voting for the Annual Meeting (with any fractional share amounts rounded to the nearest whole number):

Proposal 1. Election of Directors

Name of Director Elected	For	Withheld	Broker Non-Votes
Helen Collins, M.D.	55,377,590	9,392,655	5,864,331
Thomas Malley	53,300,572	11,469,673	5,864,331
Carol Schafer	55,407,228	9,363,017	5,864,331

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
70,490,630	72,936	71,010	—

Proposal 3. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
63,155,796	1,522,754	91,695	5,864,331

Proposal 4. Approval of our Amended 2014 Plan

For	Against	Abstain	Broker Non-Votes
53,050,063	11,634,755	85,427	5,864,331

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Kura Oncology, Inc. Amended and Restated 2014 Equity Incentive Plan and Forms of Option Agreement, Notice of Exercise and Stock Option Grant Notice thereunder.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KURA ONCOLOGY, INC.

Date: June 6, 2025	By:	/s/ Teresa Bair
Teresa Bair
Chief Legal Officer